Item C.16.a: In instances where executing brokers clear through another broker or steps out a portion of the trade, commissions and transactions in the figures provided are attributed to the executing brokers. In certain instances, when the Fund uses an order routing platform that routes an order to another broker for execution, commissions and transactions may be attributed to the routing platform’s broker dealer affiliate.